As filed with the Securities and Exchange Commission on August 19, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

Adams Harkness
Small Cap Growth Fund

Semi-Annual Report
June 30, 2011
(Unaudited)

ADAMS HARKNESS SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

Dear Shareholder,

The first six months of 2011 proved to be positive ones for the stock market and for the Adams Harkness Small Cap Growth Fund (the “Fund”).  The year started off with strong performance from the Fund’s benchmark, the Russell 2000 Growth Index, as investors reacted to strong earnings reports for the fourth quarter of 2010 and good outlooks for 2011 from companies.  As we moved through the year, macro-economic concerns began to weigh on investors, and markets entered a trading range during the second quarter.  As we write this, we view the domestic markets as engaged in a very classic “tug of war” between a macroeconomic backdrop that contains many unresolved, potentially negative issues (the European debt problem, the U.S. debt problem, unemployment, slowing economic growth, to name a few) and a micro backdrop that is more positive, as corporate earnings appear to be continuing to grow steadily.  It is our view that, as long as earnings continue to be positive, the markets will grind higher.  Should earnings growth falter, we believe the market will falter as well.

Financial crises are never fun—they are a bit like earthquakes; scary to live through and with after shocks that can continue for quite a while, and sometimes unintended consequences that do not appear until well after the event is over.  However, they usually serve to reconnect the investment world firmly with reality, even if that reality is not always pretty.  Although many investment pundits compare this period of time with the early 1990’s, it reminds me more of the late 1970’s-early 1980’s, when I began my investment career.  From the global economic recession and financial crisis of the mid-1970’s, America’s recovery was slow and uneven as we dealt (ultimately, successfully) with rising inflation, increased regulation, and secularly high unemployment as the corporate sector restructured its labor cost structure to become more competitive globally.  Then, it was Japan that was “eating our lunch” competitively. It was not until the early-to-mid 1980’s that the unemployment rate began to decline significantly; we lived with high unemployment—between 5% and 10%—for approximately a decade. Indeed, by the middle 1980’s it had become accepted wisdom that the United States could not achieve a 0% unemployment rate; that 5% would be the best we could do because economic growth was not strong enough. One could argue that all of the hard work we did in restructuring business to make it more competitive and to combat inflation led to the great bull market of 1982-2000.  Although today we fight deflation, not inflation, the other similarities are striking.  I believe that now, as was true then, extreme pessimism is unwarranted and the issues we are grappling with now—how to deal with our deficit, how to deal with entitlements and not go broke, how to restructure the public sector benefits and pay scales so that we can manage to fund them—will ultimately be resolved successfully because now, as was true then, there is no other option, but it will take time.  I also believe that, as a result of all of these headwinds, global and domestic GDP growth will remain somewhat slow for some period of time.

While the environment of the late 1970’s was a difficult one, it was difficult primarily for the large companies that populate the S&P 500® Index (“S&P 500”).  That was my world for only a very brief period of time.  I came into the business shortly after graduating from college and was asked to do some work on several large, industrial companies, who at the time were having great difficulty.  I remember my last conversation with one of those companies: I asked the chief financial officer why they were building more plants because, by my calculations, they were generating a negative return on capital. In my mind, they were making the problem worse.  The individual replied “Because, young lady, that is what we do!” I told him I did not think they would be doing it too much longer if they had a negative return on capital.  So much for my brilliant career as a large cap industrial analyst.  However—thankfully for my continued employment prospects—I did notice that there were some companies that were quietly but consistently growing earnings and sales, even in this difficult environment.  What those companies had in common was their size—they were smaller.  Shortly after the conversation I cited above, my director of research saw the uselessness of trying to fit a square peg—me—into a round hole—large capitalization companies—and let me turn my efforts to these smaller growth companies.  Thus was born an over thirty year love affair with small, higher growth companies.

Again, the similarities between the current environment and that one are quite striking.  As I write this, the Russell 2000 Growth Index is only slightly below its all-time high, while the S&P 500 is very far away from its all-time high.  Smaller cap, higher growth stocks continue to outperform, despite all the naysayers.  They outperform for several very fundamental reasons: They grow earnings and sales at above average rates.  In an environment where growth may be scarce, companies that have the ability to grow earnings at above average rates attract the attention of investors.  We view that as a stock picker’s market.

The Fund continues to be overweight the consumer discretionary sector.  That may strike you as somewhat counterintuitive—after all, isn’t the consumer stretched?  Isn’t unemployment high?  Our answer is that the consumer is not monolithic; the consumer spending accounts for the majority of our GDP growth and therefore, if the economy is going to grow, however slowly, consumer spending will grow also.  While there are parts of the consumer population under great stress, the higher income consumers seem to have rebounded nicely.  Companies that have unique products or services to offer them are doing well.  Because of these macro concerns, consumer stocks were
1

ADAMS HARKNESS SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

very cheap, and even after strong performance over the past two years, they remain one of the lower price-to-earnings (p/e) to growth sectors of the market.  We continue to find good opportunities there.

We are also overweight the health-care sector.  That is a change from last year, when we were underweight the sector for most of the year.  The health-care sector is in the midst of great change, which will last for a number of years, as the companies adjust to a changing health-care landscape, driven by Obama’s health-care plan, demographics, and cost pressures.  Change always provides great risk and great opportunity, and there will be winners and losers.  At the end of last year, because of concerns over the changing environment for health-care, the sector was at multiyear lows in valuation.  Our investment process pushes us to identify the potential winners in this changing environment, and indeed health-care was a major contributor to the Fund’s performance in the first half of 2011.

We also continue to overweight the technology sector and underweight the industrial sector.  We view technology and industrials together. Given our growth discipline, it is difficult to find enough companies in the industrial sectors to allow us to equal weight the sector, since many of them are pure cyclical companies.  Many of our technology holdings have a strong impact on industrial companies and provide products and services that enable them to improve their productivity and lower their cost of doing business—thus in our mind, they are “the new industrials”.  Having said that, our industrial holdings added to performance in the first half of this year, while our technology holdings detracted from our performance.  Technology was the most significant detractor from performance for the first six months of the year.

While we had a lot of success these past six months, we also had some mistakes—companies that missed earnings, or stocks that did not perform up to expectations.  We try to keep our mistakes small by cutting positions back if a stock is not performing; if we find that those mistakes center around one sector, we re-examine our thesis on that sector.  In other words, we try to have conviction but not stubbornness in managing the Fund, and again, it is always an art as opposed to a science.

We continue to see many good investment opportunities among small cap growth companies. We believe their individual prospects are bright, barring a recession; we believe it will remain a stock picker’s market for some time to come.

We thank you for your investment in the Fund; we appreciate your faith in us and we assure you that we continue to work hard on your behalf to uncover good investment opportunities.

Sincerely,

Mary Lisanti, CFA
President & Portfolio Manager

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index. Price to earnings (p/e) ratio is the valuation of a company’s current share price relative to company earnings.

The views in this report were those of the Fund manager as of June 30, 2011, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

2

ADAMS HARKNESS SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

Shares	Security Description	Value

Common Stock - 99.6%
Biotechnology - 5.2%
5,100	Achillion Pharmaceuticals, Inc. (a)	$37,944
7,730	Amarin Corp PLC, ADR (a)	111,853
19,830	Ariad Pharmaceuticals, Inc. (a)	224,674
3,680	Incyte Corp., Ltd. (a)	69,699
7,452	Pharmacyclics, Inc. (a)	77,799
1,865	Pharmasset, Inc. (a)	209,253
		731,222
Business Services - 7.1%
3,300	American Public Education, Inc. (a)	146,883
7,465	Bridgepoint Education, Inc. (a)	186,625
6,310	Cornerstone OnDemand, Inc. (a)	111,371
8,005	Innerworkings, Inc. (a)	66,762
4,775	Kenexa Corp. (a)	114,504
3,430	Responsys, Inc. (a)	60,814
6,750	Sapient Corp. (a)	101,453
5,210	ServiceSource International, Inc. (a)	115,766
5,725	ValueClick, Inc. (a)	95,035
		999,213
Chemicals - 2.6%
5,530	Polypore International, Inc. (a)	375,155

Communications Equipment - 0.8%
3,755	Aruba Networks, Inc. (a)	110,960

Consumer Discretionary - 10.3%
2,260	BJ's Restaurants, Inc. (a)	118,334
3,065	Bravo Brio Restaurant Group, Inc. (a)	74,878
2,410	Buffalo Wild Wings, Inc. (a)	159,807
7,465	CROCS, Inc. (a)	192,224
670	OpenTable, Inc. (a)	55,690
3,075	Red Robin Gourmet Burgers, Inc. (a)	111,869
11,045	Select Comfort Corp. (a)	198,589
3,357	Shutterfly, Inc. (a)	192,759
2,660	True Religion Apparel, Inc. (a)	77,353
10,362	Valuevision Media, Inc., Class A (a)	79,269
5,347	Vera Bradley, Inc. (a)	204,255
		1,465,027
Consumer Retail - 4.7%
1,295	ANN, Inc. (a)	33,800
6,470	Body Central Corp. (a)	152,239
4,000	The Men's Wearhouse, Inc.	134,800
2,380	Ulta Salon Cosmetics & Fragrance, Inc. (a)	153,700
4,160	Vitamin Shoppe, Inc. (a)	190,362
		664,901

Consumer Services - 3.6%
4,200	Ancestry.com, Inc. (a)	173,838
3,475	GNC Holdings, Inc. (a)	75,789
1,940	HomeAway, Inc. (a)	75,078
9,270	HOT Topic, Inc.	68,969
3,945	The Finish Line, Inc., Class A	84,423
775	The Hain Celestial Group, Inc. (a)	25,854
		503,951
Energy - 5.8%
4,880	Basic Energy Services, Inc. (a)	153,574
6,915	Carrizo Oil & Gas, Inc. (a)	288,701
865	Lufkin Industries, Inc.	74,433
5,855	Rosetta Resources, Inc. (a)	301,767
		818,475
Financial Services - 3.9%
7,595	Cardtronics, Inc. (a)	178,103
6,443	Dollar Financial Corp. (a)	139,491
4,121	Financial Engines, Inc. (a)	106,816
1,665	First Cash Financial Services, Inc. (a)	69,913
665	Portfolio Recovery Associates, Inc. (a)	56,386
		550,709
Health-Care - 14.9%
13,905	Akorn, Inc. (a)	97,335
13,425	Caliper Life Sciences, Inc. (a)	108,877
8,480	Cepheid, Inc. (a)	293,747
3,041	Complete Genomics, Inc. (a)	46,467
3,285	Cubist Pharmaceuticals, Inc. (a)	118,227
8,141	ExamWorks Group, Inc. (a)	206,700
8,355	Insulet Corp. (a)	185,230
8,230	MAKO Surgical Corp. (a)	244,678
7,795	NuVasive, Inc. (a)	256,300
3,485	NxStage Medical, Inc. (a)	72,558
7,900	Volcano Corp. (a)	255,091
3,931	Zoll Medical Corp. (a)	222,730
		2,107,940
Health-Care Services - 3.4%
3,250	HealthSpring, Inc. (a)	149,923
1,275	HMS Holdings Corp. (a)	98,009
3,760	IPC The Hospitalist Co., Inc. (a)	174,276
2,012	Molina Healthcare, Inc. (a)	54,565
		476,773
Industrials - 10.1%
9,895	Amerigon, Inc. (a)	171,975
2,075	Chart Industries, Inc. (a)	112,009
3,215	DealerTrack Holdings, Inc. (a)	73,784
3,221	FARO Technologies, Inc. (a)	141,080
5,905	Globe Specialty Metals, Inc.	132,390
3,831	Haynes International, Inc.	237,254
1,495	Kraton Performance Polymers, Inc. (a)	58,559

See Notes to Financial Statements.	3

ADAMS HARKNESS SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

Shares	Security Description	Value
4,210	Robbins & Myers, Inc.	$222,498
4,535	Titan International, Inc.	110,019
5,895	Titan Machinery, Inc. (a)	169,658
		1,429,226
Materials - 1.0%
4,495	Kronos Worldwide, Inc.	141,368

Software - 4.6%
7,255	Ariba, Inc. (a)	250,080
6,530	BroadSoft, Inc. (a)	248,989
1,725	LogMeIn, Inc. (a)	66,533
1,700	Ultimate Software Group, Inc. (a)	92,531
		658,133
Technology - 21.6%
17,340	Aspen Technology, Inc. (a)	297,815
6,635	Calix, Inc. (a)	138,141
3,365	Cavium, Inc. (a)	146,680
6,740	CommVault Systems, Inc. (a)	299,593
10,635	Fortinet, Inc. (a)	290,229
4,315	Fusion-io, Inc. (a)	129,838
17,675	Magma Design Automation, Inc. (a)	141,223
4,455	Mellanox Technologies, Ltd. (a)	132,804
2,710	Netlogic Microsystems, Inc. (a)	109,538
7,140	NetSuite, Inc. (a)	279,888
5,655	Omnivision Technologies, Inc. (a)	196,851
4,700	Opnet Technologies, Inc.	192,418
5,835	QLIK Technologies, Inc. (a)	198,740
4,360	RightNow Technologies, Inc. (a)	141,264
12,800	ShoreTel, Inc. (a)	130,560
2,510	SodaStream International, Ltd. (a)	152,633
4,230	Velti PLC (a)	71,529
		3,049,744
Total Common Stock (Cost $12,123,148)	14,082,797
Total Investments – 99.6% (Cost $12,123,148)*	$14,082,797
Other Assets & Liabilities, Net – 0.4%	60,357
Net Assets – 100.0%	$14,143,154

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

*Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$2,063,502
Gross Unrealized Depreciation	(103,853)
Net Unrealized Appreciation	$1,959,649

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$14,082,797
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$14,082,797

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Biotechnology	5.2%
Business Services	7.1%
Chemicals	2.7%
Communications Equipment	0.8%
Consumer Discretionary	10.4%
Consumer Retail	4.7%
Consumer Services	3.6%
Energy	5.8%
Financial Services	3.9%
Health-Care	15.0%
Health-Care Services	3.4%
Industrials	10.1%
Materials	1.0%
Software	4.7%
Technology	21.6%
100.0%

See Notes to Financial Statements.	4

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2011

ASSETS
Total investments, at value (Cost $12,123,148)	$14,082,797
Cash	134,666
Receivables:
Fund shares sold	2,970
Investment securities sold	34,346
Dividends and interest	65
Prepaid expenses	9,818
Total Assets	14,264,662

LIABILITIES
Payables:
Investment securities purchased	69,994
Fund shares redeemed	23,459
Accrued Liabilities:
Investment adviser fees	4,397
Trustees’ fees and expenses	29
Fund service fees	3,778
Compliance services fees	2,460
Other expenses	17,391
Total Liabilities	121,508

NET ASSETS	$14,143,154

COMPONENTS OF NET ASSETS
Paid-in capital	$14,135,014
Distributions in excess of net investment income	(112,070)
Accumulated net realized loss	(1,839,439)
Net unrealized appreciation	1,959,649
NET ASSETS	$14,143,154
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,006,758
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.05
* Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	5

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2011

INVESTMENT INCOME
Dividend income	$8,883
Interest income	300
Total Investment Income	9,183

EXPENSES
Investment adviser fees	67,363
Fund service fees	77,908
Shareholder service fees	16,841
Custodian fees	2,577
Registration fees	7,784
Professional fees	24,195
Trustees' fees and expenses	232
Compliance services fees	12,877
Miscellaneous expenses	13,829
Total Expenses	223,606
Fees waived	(102,353)
Net Expenses	121,253

NET INVESTMENT LOSS	(112,070)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,746,975
Net change in unrealized appreciation (depreciation) on investments	(169,746)
NET REALIZED AND UNREALIZED GAIN	1,577,229
INCREASE IN NET ASSETS FROM OPERATIONS	$1,465,159

See Notes to Financial Statements.	6

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
OPERATIONS
Net investment loss	$(112,070)	$(267,365)
Net realized gain	1,746,975	3,437,945
Net change in unrealized appreciation (depreciation)	(169,746)	92,228
Increase in Net Assets Resulting from Operations	1,465,159	3,262,808

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,103,408	3,348,366
Redemption of shares	(2,433,937)	(6,007,810)
Redemption fees	1,225	387
Decrease in Net Assets from Capital Share Transactions	(329,304)	(2,659,057)
Increase in Net Assets	1,135,855	603,751

NET ASSETS
Beginning of Period	13,007,299	12,403,548
End of Period (Including line (a))	$14,143,154	$13,007,299

SHARE TRANSACTIONS
Sale of shares	154,976	305,740
Redemption of shares	(181,099)	(600,337)
Decrease in Shares	(26,123)	(294,597)

(a) Distributions in excess of net investment income.	$(112,070)	$-

See Notes to Financial Statements.	7

ADAMS HARKNESS SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2011		2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning
of Period	$12.59		$9.34	$7.69	$14.38	$12.36	$12.03
INVESTMENT OPERATIONS
Net investment loss (a)	(0.11)		(0.23)	(0.23)	(0.19)	(0.23)	(0.18)
Net realized and unrealized
gain (loss)	1.57		3.48	1.88	(6.23)	2.77	0.51 (b)
Total from Investment Operations	1.46		3.25	1.65	(6.42)	2.54	0.33
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—		—	—	(0.27)	(0.52)	—
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$14.05		$12.59	$9.34	$7.69	$14.38	$12.36
TOTAL RETURN	11.60	%(d)	34.80%	21.46%	(44.63)%	20.54%	2.74%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period
(000's omitted)	$14,143	$13,007		$12,404	$13,978	$28,505	$27,212
Ratios to Average Net Assets:
Net investment loss	(1.66	)%(e)	(2.25)%	(2.97)%	(1.68)%	(1.70)%	(1.41)%
Net expense	1.80	%(e)	2.34%	3.08%	1.90%	1.82%	1.65%
Gross expense (f)	3.32	%(e)	3.63%	4.01%	2.78%	2.36%	2.65%
PORTFOLIO TURNOVER RATE	160	%(d)	319%	381%	521%	380%	497%

(a)				Calculated based on average shares outstanding during the period.
(b)
Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.	8

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Note 1. Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

9

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

The aggregate value by input level, as of June 30, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – AH Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Note 4. Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. The Fund’s Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses so to cap the expense ratio at 1.80%. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2011, fees waived were as follows:

Investment Adviser Fees Waived	Fund Service Fees Waived	Total Fees Waived
$47,237	$55,116	$102,353

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2011, were $21,580,611 and $21,840,054, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2010, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation	$2,071,610
Capital Losses	(3,528,629)
Total	$(1,457,019)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of December 31, 2010, the Fund had capital loss carryforwards to offset future capital gains of $712,424 and $2,816,205, expiring in 2016 and 2017, respectively.

12

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2011

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011, through June 30, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect

14

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2011

any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2011	June 30, 2011	Period*	Ratio*
Actual	$1,000.00	$1,115.96	$9.44	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.87	$9.00	1.80%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

15

[THIS PAGE INTENTIONALLY LEFT BLANK]

Adams Harkness Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
608 Fifth Avenue
Suite 301
New York, NY 10020

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

228 - SAR - 0611

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	15

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2011, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depository Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

 “No more distressing moment can ever face a…government than that which requires it to come to a hard, fast and specific decision.”

- Barbara Tuchman, The Guns of August

Dear Shareholder,

By the numbers, the first half of 2011 was a solid performance for the broad stock market and The BeeHive Fund (The “Fund”) in general. By sentiment, however, it was just plain gloomy. General pessimism combined with specific, and large, fears have created a serious negative pall and a lack of conviction. A general decrease in trading volume and an increase in market correlation indicate that emotion and macroeconomic data are overruling corporate fundamentals and profits. Emotion does dictate stock prices on any given day, but ultimately company profits are where we derive our return.

As we stated in our first quarter 2011 letter, there are many reasons to be worried. The Middle East revolutions and the resulting oil price spike were the most pressing. Indeed, we believe these factors, combined with the Japanese earthquake, are what caused the recent slowdown in the pace of economic growth. Whether this proves to be temporary or not may depend on the outcome of two other looming threats: the European debt crisis and the U.S. debt ceiling debate. Both, in their own way, are direct descendants of the credit crisis of 2008. At that time, national governments and central banks saved the private sector by nationalizing many of the issues and by increasing both fiscal spending and government debt levels. The eyes of doubt are now cast upon the public sector to see if the status quo is sustainable.

In return for a bailout, the European (primarily German and French) authorities continue to act tough with the Greeks, insisting they have no choice but to take their medicine in the form of austerity. The Greeks, at least those out in the streets, insist it is the greater Euroland community who has no choice given the holes that a default would blow in the balance sheets of French and German banks. Portugal, Spain, and Ireland also continue to maneuver behind the scenes for their own advantages.

The Euro was conceived as a panacea for European competitiveness. Long tired of U.S. dominance, Europeans saw a combined Euroland as an economic powerhouse that would inure all the benefits of seamless intra-European trade and bestow global economic heft. This theory worked in practice as several countries moved from near third world status toward greater economic strength. Of course, with hindsight, some of this growth was illusory as the strong currency allowed weaker countries to borrow past reasonable limits obtainable on their own.

Now, the Euroland experiment faces its toughest test. Countries with independent fiscal and spending policies have no independence regarding monetary policy. The historical tool of currency devaluation is now not available to participants of the single currency, which creates further tension in the monetary union. Clearly weaker European countries need more stimulus and accommodative policies. But Germany, for example, does not. The regional, cultural and political differences overlaid on a single central bank have proven to have limits. We here in the States are not completely immune to this issue of divergent interests. Following the events of 2001, the Federal Reserve pumped monetary stimulus into the economy. The northern manufacturing and rustbelt states needed this help, but the sunbelt states were already experiencing population, economic and employment growth. The easy liquidity added fuel to the fire of a housing boom that, although national, was most evident in Arizona, Florida, Nevada, and Southern California.

It is in all of Europe’s interest (and indeed the world’s) to have a rational and compromised solution. Unfortunately, betting on European states not going past the brink has not been successful in the past. As Tuchman discussed in The Guns of August, many believed economic co-dependence would cause the pre-WWI governments to follow rational paths of compromise; only to be proven horrifically wrong by the war itself.

Our own history of a bitterly divided government is more mixed. At times emotions have boiled past the point of rational thought, most notably in 1860. But compromise has always been an important part of our political system and we hope that cutting off our nose to spite our face (in the form of not raising the debt ceiling) will be avoided by all parties involved. We have debts that we need to pay. At the same time, we spend significantly more than we earn from taxes and need to rectify that imbalance. Let’s not confuse the two quite separate issues.

1

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

While the long-term issues of deficit spending and unmanageable debt are serious economic problems, the debt ceiling debate is pure pose and posture. We do not often consider partisan politics as a primary factor in our investment analysis, but unfortunately this is a purely political factor and potentially a dangerous one.

There are clearly rational paths that can be followed in both the Euroland and debt ceiling negotiations. We believe that these crises will be averted, but there is a reasonable chance there will be relief only after moments of fear and panic. Ultimately, we do not expect there will be long-term impairment to well-chosen securities, but we do recognize market valuations may suffer over short periods of time. The best defense remains liquidity, no leverage, and a reasonable reserve of cash or near-cash equivalents to meet short-term spending needs – while still maintaining a core portfolio for long-term investment. Although we hesitate to say it, the last few years show that significant upside surprises do happen and given enough patience, even the worst market crashes are likely to recover – sometimes more quickly than seems possible. Not being invested during unexpected rises in the market can have devastating effect on portfolio returns.

The long-term reason to hold securities is that they will increase in market value. And the only reason the market value of a security will rise over time is that the underlying assets increase in value or income generation grows. That’s as simply as we can state it; the rest is just fodder for cable television.

Fund Portfolio

For the first half of 2011, Disney, Checkpoint Software and Thermo Fisher were the top positive contributors to overall Fund performance.  While Disney’s brand strength and ESPN cable franchise remain solid businesses, stock price appreciation presented the opportunity to harvest gains and we largely exited the position in the first quarter.  Google (see below), Axis Capital and Life Technologies were the top three detractors from performance in the first half.

We bought one new security this past quarter, and on the surface it seems a bit far afield for us. CIT was one of the major bankruptcies of the 2008/2009 credit crisis and in a way was a poster child of the issues of the day – questionable assets supported by excessive short-term leverage. But, our focus is not on what it once was, but on the company that exists today. In our view CIT’s franchise was tarnished but not destroyed by the company’s fall from grace. CIT’s new management team deserves high marks for the progress made in repairing the business post bankruptcy. We believe that our investment will yield a sizable return as this restructuring continues and the inherent value that exists is recognized. Please see the Appendix for a further discussion of CIT.

We also increased a few positions in the Fund during the quarter. Google’s market price seemed to assume that everything was going wrong for a company where most things are going right. We increased our position near recent lows in the stock price. Williams (discussed last quarter) was also increased to a full position; we believe the current business reorganization will yield significant gains based on a sum of the parts analysis. IMAX continues to increase its theater network, despite a recent slump in Hollywood revenue (poor movies are beyond their control). The IMAX format continues to draw premium ticket prices, especially internationally. We took advantage of recent price weakness to increase our position.

Firm Update

We are proud to announce that Robert P. Morgenthau will be joining our firm and partnership this fall. Bob has been a longtime friend of the firm, and has been an informal adviser and mentor since our founding. Bob began his career at Shearson Lehman Hutton and joined Lazard Asset Management in 1990, where he rose from portfolio manager to a Managing Director and Global Head of Distribution. Upon leaving Lazard he joined Bank of America as President of Private Advisory Services and soon after founded NorthRoad Capital Management. Bob recently sold his shares in NorthRoad and subsequently considered many available opportunities. We are honored that he will be joining Spears Abacus to help us service our clients’ needs and strengthen the firm’s future through his shared leadership.

Concluding Thoughts

We continue to believe that we are finding well valued investments in irreplaceable companies. Only a hard-nosed optimist can avoid worrying about a second phase of financial crisis, yet we do not believe that this is the probable scenario. Time continues to be an asset as delay has allowed the markets and the financial system to prepare for further shocks, and cyclical factors continue to improve. While there

2

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

are many pundits willing to claim there are obvious answers, there is no such path. As we discussed above, there are two immediate risks that are preoccupying investors’ thinking. While we agree there are risks, we cannot forget that their resolution will likely propel asset prices upwards.

As we discussed in the first quarter 2011 letter, true risk may lie ahead in the explosive mix of inflation, interest rates, and government debt. While the timing of this risk is uncertain, the best defense in our opinion continues to be a diversified portfolio of securities of well capitalized and well positioned companies. We remain cautious, but we believe our portfolio holdings continue to offer compelling value.

Sincerely,

3

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

Appendix

CIT

CIT Group, founded in 1905, has a long history as a lender to small and mid-size businesses, but after a disastrous foray into consumer lending is now probably best remembered as one of the major casualties of the crisis of 2008/2009. The events leading up to its 2009 bankruptcy no doubt damaged CIT’s core franchise, and today the company’s assets stand 50% below 2007 highs and originations are running more than 75% below peak levels. However, a new management team led by John Thain has returned the company’s focus to its core businesses and has made significant headway over the past 18 months in improving the firm’s operational controls, restructuring the balance sheet, and resuming growth in new loan originations.

Despite this progress shares still traded at a discount to reported tangible book value at our date of purchase. What is more, we believe that reported tangible book value of $43 per share understates “economic book value” by at least 25% as it assigns no value for Fresh Start Accounting marks taken during bankruptcy or net operating loss carry forwards. It also assigns no value for the productive use of the significant excess capital that is retained on balance sheet. Over the next 12-18 months we believe that CIT will make continued progress normalizing its sources and costs of funding, rebuilding business momentum and satisfying regulatory requirements. Accordingly, we expect that the valuation discount will narrow and that a portion of excess capital will be returned to shareholders.

DG Fastchannel

During the second quarter, portfolio holding DG Fastchannel announced their intention to acquire MediaMind Technologies, the largest independent provider of online ad campaign management solutions (Google’s DoubleClick is larger). As background, DG’s primary business is the electronic distribution and delivery of television advertisements from post production houses and ad agencies to the thousands of broadcasters across the country. It has long been DG’s belief – one that we share – that in time the television screen and internet enabled screens will converge, creating an opportunity for an intermediary that is able to deliver advertising across both platforms. With this in mind, the acquisition of MediaMind was not surprising; however, the size of the transaction was.

DG will pay $415 million, net of cash acquired, for MediaMind, which in relation to DG’s $800 million market capitalization is a large bet on a business that is currently non-core. We take an optimistic view and believe that given DG’s significant financial resources, the company is better served acquiring a market leader than trying to break into the business with a series of small acquisitions and home grown initiatives. We believe that trends in DG’s core television business will support a good return from current levels, with success establishing an integrated platform for delivery of video advertising content adding significant upside. We will be carefully monitoring the company’s progress and will be watchful for any red flags that might suggest that the integration of MediaMind is taking management focus away from the core business.

4

THE BEEHIVE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500® Index (the “S&P 500”) since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.22%. However, the Fund’s advisor has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 0.99%, until at least May 1, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

Shares	Security Description	Value

Common Stock - 98.8%
Basic Materials - 2.2%
22,320	FMC Corp.	$1,919,966

Consumer Discretionary - 6.8%
130,200	Comcast Corp., Class A	3,299,268
80,330	Imax Corp. (a)	2,605,102
		5,904,370
Consumer Staples - 3.2%
72,680	CVS Caremark Corp.	2,731,315
1,790	Unilever PLC, ADR	57,978
		2,789,293
Energy - 15.1%
29,640	Apache Corp.	3,657,280
37,765	Devon Energy Corp.	2,976,260
48,821	Kinder Morgan Management, LLC (a)	3,202,169
110,690	The Williams Cos., Inc.	3,348,372
		13,184,081
Financials - 16.0%
62,950	ACE, Ltd.	4,143,369
64,635	AON Corp.	3,315,776
77,070	Axis Capital Holdings, Ltd.	2,386,087
41,990	CIT Group, Inc. (a)	1,858,477
50,600	State Street Corp.	2,281,554
		13,985,263
Health Care Equipment and Services - 10.9%
55,505	Baxter International, Inc.	3,313,094
131,730	Hologic, Inc. (a)	2,656,994
74,415	St. Jude Medical, Inc.	3,548,107
		9,518,195
Industrials - 5.1%
34,460	Cooper Industries PLC	2,056,228
25,560	FedEx Corp.	2,424,366
		4,480,594
Pharmaceuticals, Biotechnology and Life Sciences - 10.9%
125,715	Caliper Life Sciences, Inc. (a)	1,019,549
71,270	Life Technologies Corp. (a)	3,711,029
73,450	Thermo Fisher Scientific, Inc. (a)	4,729,445
		9,460,023
Software and Services - 25.1%
144,170	Broadridge Financial Solutions, Inc.	3,470,172
79,335	Check Point Software Technologies, Ltd. (a)	4,510,195
7,001	Google, Inc., Class A (a)	3,545,166
157,235	Microsoft Corp.	4,088,110
106,720	Oracle Corp.	3,512,155
137,591	The Western Union Co.	2,755,948
		21,881,746
Technology Hardware and Equipment - 3.5%
95,460	DG FastChannel, Inc. (a)	3,059,493

Total Common Stock (Cost $69,259,215)	86,183,024

Shares	Security Description	Value
Money Market Funds - 1.1%
1,015,086	Fidelity Institutional Cash Money Market Fund, 0.13% (b) (Cost $1,015,086)	$1,015,086

Total Investments - 99.9% (Cost $70,274,301)*	$87,198,110
Other Assets & Liabilities, Net – 0.1%	54,126
Net Assets – 100.0%	$87,252,236

ADR	American Depository Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2011.

*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$16,923,809
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$16,923,809

See Notes to Financial Statements.	6

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Common Stock
Basic Materials	$1,919,966	$-	$-	$1,919,966
Consumer Discretionary	5,904,370	-	-	5,904,370
Consumer Staples	2,789,293	-	-	2,789,293
Energy	13,184,081	-	-	13,184,081
Financials	13,985,263	-	-	13,985,263
Health Care Equipment and Services	9,518,195	-	-	9,518,195
Industrials	4,480,594	-	-	4,480,594
Pharmaceuticals, Biotechnology and Life Sciences	9,460,023	-	-	9,460,023
Software and Services	21,881,746	-	-	21,881,746
Technology Hardware and Equipment	3,059,493	-	-	3,059,493
Money Market Funds	-	1,015,086	-	1,015,086
Total Assets	$86,183,024	$1,015,086	$-	$87,198,110

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	2.2%
Consumer Discretionary	6.8%
Consumer Staples	3.2%
Energy	15.1%
Financials	16.0%
Health Care Equipment and Services	10.9%
Industrials	5.1%
Pharmaceuticals, Biotechnology and Life Sciences	10.9%
Software and Services	25.1%
Technology Hardware and Equipment	3.5%
Money Market Funds	1.2%
100.0%

See Notes to Financial Statements.	7

THE BEEHIVE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2011

ASSETS
Total investments, at value (Cost $70,274,301)	$87,198,110
Receivables:
Dividends	132,145
Prepaid expenses	4,391
Total Assets	87,334,646

LIABILITIES
Accrued Liabilities:
Investment advisor fees	46,380
Trustees’ fees and expenses	249
Fund service fees	15,368
Compliance services fees	2,710
Other expenses	17,703
Total Liabilities	82,410

NET ASSETS	$87,252,236

COMPONENTS OF NET ASSETS
Paid-in capital	$67,503,474
Undistributed net investment income	61,383
Accumulated net realized gain	2,763,570
Net unrealized appreciation	16,923,809
NET ASSETS	$87,252,236
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,398,649
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.79

See Notes to Financial Statements.	8

THE BEEHIVE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2011

INVESTMENT INCOME
Dividend income	$460,590
Total Investment Income	460,590

EXPENSES
Investment advisor fees	302,427
Fund service fees	75,545
Custodian fees	4,114
Registration fees	2,857
Professional fees	23,877
Trustees’ fees and expenses	1,450
Compliance services fees	13,130
Miscellaneous expenses	10,896
Total Expenses	434,296
Fees waived and expenses reimbursed	(35,089)
Net Expenses	399,207

NET INVESTMENT INCOME	61,383

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,735,375
Net change in unrealized appreciation (depreciation) on investments	1,703,398
NET REALIZED AND UNREALIZED GAIN	4,438,773
INCREASE IN NET ASSETS FROM OPERATIONS	$4,500,156

See Notes to Financial Statements.	9

THE BEEHIVE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
OPERATIONS
Net investment income	$61,383	$265,530
Net realized gain	2,735,375	1,759,590
Net change in unrealized appreciation (depreciation)	1,703,398	8,587,089
Increase in Net Assets Resulting from Operations	4,500,156	10,612,209

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(265,564)
Net realized gain	-	(1,398,504)
Total Distributions to Shareholders	-	(1,664,068)

CAPITAL SHARE TRANSACTIONS
Sale of shares	7,734,733	23,648,988
Reinvestment of distributions	-	1,664,068
Redemption of shares	(830,893)	(607,741)
Increase in Net Assets from Capital Share Transactions	6,903,840	24,705,315
Increase in Net Assets	11,403,996	33,653,456

NET ASSETS
Beginning of Period	75,848,240	42,194,784
End of Period (Including line (a))	$87,252,236	$75,848,240

SHARE TRANSACTIONS
Sale of shares	661,487	2,389,040
Reinvestment of distributions	-	153,450
Redemption of shares	(71,651)	(60,985)
Increase in Shares	589,836	2,481,505

(a) Undistributed net investment income.	$61,383	$-

See Notes to Financial Statements.	10

THE BEEHIVE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2011		For the Years Ended December 31,		September 2, 2008 (a) through December 31, 2008
			2010	2009

NET ASSET VALUE, Beginning of Period	$11.14		$9.75	$7.44	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.01		0.05	0.05	0.02
Net realized and unrealized gain (loss)	0.64		1.59	2.30	(2.56)
Total from Investment Operations	0.65		1.64	2.35	(2.54)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.04)	(0.04)	(0.02)
Net realized gain	—		(0.21)	—	—
Total Distributions to Shareholders	—		(0.25)	(0.04)	(0.02)
NET ASSET VALUE, End of Period	$11.79		$11.14	$9.75	$7.44
TOTAL RETURN	5.84	%(c)	16.90%	31.59%	(25.45	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$87,252	$75,848		$42,195	$23,668
Ratios to Average Net Assets:
Net investment income	0.15	%(d)	0.46%	0.55%	0.79	%(d)
Net expense	0.99	%(d)	0.99%	1.00%	1.00	%(d)
Gross expense (e)	1.08	%(d)	1.47%	1.88%	3.79	%(d)
PORTFOLIO TURNOVER RATE	15	%(c)	43%	33%	7	%(c)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during the period.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers or reimbursements.

See Notes to Financial Statements.	11

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net

12

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.  The Fund has waived payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the waiver and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Advisor has contractually agreed to waive and reimburse a portion of its fees through May 1, 2012 to limit annual operating expenses to 0.99%. For the six months ended June 30, 2011, fees waived were $35,089.

13

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the resulting expenses do not exceed 0.99%.  As of June 30, 2011, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2008	$126,276	December 31, 2011	$-
December 31, 2009	$178,966	December 31, 2012	$-
December 31, 2010	$127,277	December 31, 2013	$-
June 30, 2011	$35,089	December 31, 2014	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2011, were $18,424,884 and $11,772,841, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Long Term Gain	$120,320
Unrealized Appreciation	15,128,286
Total	$15,248,606

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

14

THE BEEHIVE FUND ADDITIONAL INFORMATION JUNE 30, 2011

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011, through June 30, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2011	June 30, 2011	Period*	Ratio*
Actual	$1,000.00	$1,058.35	$5.05	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.89	$4.96	0.99%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

15

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

THE BEEHIVE FUND
P.O. Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

237-SAR-0611

LOU HOLLAND
GROWTH FUND

Letter to Shareholders
June, 2011

Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund (the “Fund”).

Fund Results
The momentum that drove the domestic equity markets higher over the past two years continued through the first half of 2011.  And while this momentum waned as we exited the second quarter, the major stock indexes were able to remain solidly in positive territory for the year-to-date period through June.  In this environment, the Fund’s conservative high quality strategy generated a return of +7.46%, outpacing the +6.83% return of its style benchmark, the Russell 1000 Growth Index.  The Fund’s return was also ahead of the +6.02% return of its secondary benchmark, the S&P 500 Index.

Fund Performance
Our bottom-up fundamental analysis resulted in favorable results during the year.  Stock selection decisions were the driver of the Fund’s performance, with good performance in holdings across a number of sectors.  Given that energy was one of the best performing market sectors, the Fund benefited from a combination of our long-standing overweight in the sector and solid performance of a number of energy holdings.  Range Resources, a high quality gas focused exploration and production company, is among the Fund’s largest holdings and was a top contributor.  In 2010, the stock was hurt by low natural gas prices and supplies that were high relative to demand.  However, the stock has shown strength in 2011 as the supply situation, while not completely fixed, is now trending in the right direction.  In addition, the company is making steady progress in their Marcellus shale play.  Halliburton Company, which provides oil and gas exploration related services, also made a nice contribution.  The pressure pumping market has been strong and the company seems to be in the middle of a long-term secular trend of increased service intensive drilling of both unconventional and conventional oil resources.

Citrix Systems, the Fund’s largest holding, extended its multi-year trend of strong results.  It has recently performed very well due to a healthy earnings report and continuing penetration into new markets/verticals.  The stock is one of the longest held positions.

Waters Corporation, a designer and manufacturer of high performance liquid chromatography and mass spectrometry instruments and systems, was also a top performer and contributor.  The company continues to deliver excellent results through exceptionally strong top line growth and significant uptake of one of their key products.  Fund performance was also aided by health care concern Covidien.  The company has consistently beaten expectations that were laid out by management in the fall of 2010.  Their medical device unit has had exceptionally strong performance and the company's gross margins continue to improve.

Other holdings making solid contributions to Fund performance include QUALCOMM and Yum! Brands.  QUALCOMM experienced a solid return on new processor shipments for mobile phones and the company is also benefiting from generally positive trends in the industry and in average selling prices.  Yum! Brands continues to report strong results in China.  This segment of their business remains on a growth trajectory and should surpass $1 billion in profits during 2012.

1

LOU HOLLAND
GROWTH FUND

Letter to Shareholders
June, 2011

Several holdings showed weakness during the first half, which acted as a drag on Fund performance.  Cisco Systems, despite its inexpensive valuation, remains in the doldrums due to the lack of specifics for a growth plan in this lackluster customer environment and a wait-and-see attitude of their current investor base. A lack of announcements on new M&A deals coupled with a lack of investor sponsorship has resulted in Greenhill & Co. being out of favor.

Fund Changes
We rely on our fundamental, bottom-up research to identify stocks that meet our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations.  Our focus is a three-to-five year investment horizon which generally results in low average turnover over long periods of time.

New additions to the Fund during the first six months of 2011 include Greenhill & Co., Advance Auto Parts, Hansen Natural, and MICROS Systems.  Greenhill & Co. was purchased due to its focused business model, disciplined expense control, and the ability to benefit from trends in an improving mergers and acquisitions cycle.  A position was also established in Advance Auto Parts, a defensive retailer that is benefiting from the current economic environment in which consumers defer car purchases and focus on maintaining their existing cars.  Hansen Natural was added.  The company is in the fast growing energy drink market and is experiencing strong volume growth in the U.S. as well as a strong international rollout.  And finally, MICROS is a leading provider of Point of Sale software to the hospitality industry with a steady track record of achieving above average top line growth, increasing margins and converting over a significant amount of net income into free cash flow.

Stocks are generally sold when they no longer meet our investment criteria or when replaced with a better idea.  Kohl’s Corporation, Wal-Mart Stores, and Diageo ADR were replaced with better ideas and Genzyme was sold after Sanofi-Aventis offered to purchase the company for $74 per share plus a contingent value right.

Outlook
Investor enthusiasm about the economic recovery was a key driver of the stock market’s strong performance in the early part of 2011.  However, investors became concerned in May and June due to weak economic data and confirmation by the Federal Reserve that the economy is recovering at a pace more slowly than expected.  In addition, events such as the impact of the crisis in Japan, the end of QE2 in June, and the European debt problems increased anxiety among investors.  And while bits-and-pieces of better economic data and near-term action to fix Greece’s specific debt situation led to improved stock market action exiting the 2nd quarter, it is clear that investors remain suspicious of the numerous headwinds and concerns that could impact the recovery.  For instance, housing, which tends to contribute significantly to economic recoveries, remains weak.  Oil and gasoline prices, while dropping recently, are still challenging consumers.  Unemployment is still stubbornly high and job gains remain anemic.  Companies are cautious of hiring and spending and are hoarding cash because of uncertainty about the future, and the political debate on the debt ceiling and how to reduce the deficit either through spending cuts or raising taxes or a combination of the two continues to cause uncertainty.

2

LOU HOLLAND
GROWTH FUND

Letter to Shareholders
June, 2011

We do not attempt to predict the direction of the stock market, economic growth, or interest rates, nor the outcome of geopolitical events or activity.  However, given the confluence of events and near-term headwinds that the economy continues to face, we believe the recovery will be slow and uneven at best.  Given this dynamic, we would expect stock market action to remain reactive as evidence of the pace and sustainability of economic growth continues to evolve.

We understand that corporate profitability and earnings are affected by the pace of economic growth.  Thus, we remain focused on using thorough, high quality, bottom-up research to identify companies that best meet our long-term fundamental investment criteria.  We remain favorable toward companies with exposure to faster-growing products or markets, companies that are market share gainers, those with pricing power, and companies whose bottom lines can still leverage increased demand as the economy recovers.  We continue to focus on high quality companies, with solid balance sheets and strong free cash flow and are committed to a portfolio positioned to participate in sustained rising market environments and protect in extended market downtrends.

In general, we believe that as the economy further recovers and corporate earnings growth normalizes, investors will become more cautious of lower quality stocks whose valuations are not supported by lower quality or unsustainable earnings.  Rather, we expect investors to shift their focus toward stocks of high quality companies with strong balance sheets and good managements, and with the ability to generate high quality, sustainable earnings with achievable estimates, metrics consistent with our bottom-up fundamental investment criteria.

We believe that our extensive investment experience and our conservative growth strategy will produce superior results for long-term investors.

Sincerely,

Monica L. Walker                                                                        Carl R. Bhathena
CEO & Chief Investment Officer – Equity                                       Co-Portfolio Manager - Equity

3

LOU HOLLAND
GROWTH FUND

Performance Chart and Analysis
June 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Lou Holland Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 1000 Growth Index, over the past ten fiscal years. The Russell 1000 Growth Index is an unmanaged index which measures the performance of a subset of approximately 622 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the Russell 1000 Growth Index does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the Russell 1000 Growth Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 1000 Growth Index does not include expenses. The Fund is professionally managed while the Russell 1000 Growth Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.hollandcap.com. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares, Institutional Shares and A Shares are 1.79%, 1.91%, and 42.81%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.35% for Investor Shares through May 1, 2013, and 1.20% and 1.40% for Institutional Shares and A Shares, respectively through May 1, 2012.  The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to February 1, 2010, reflects performance and expenses of Lou Holland Growth Fund, a series of the Lou Holland Trust.

Average Annual Rate of Return for the Six Months Ended June 30, 2011

Lou Holland Growth Fund	Year-to-Date	1 Year	5 Years	10 Years
Investor Shares	7.46%	31.97%	5.55%	3.41%
Institutional Shares*	7.50%	32.14%	5.59%	3.43%
A Shares (with sales charge)*	2.51%	24.33%	4.30%	2.80%
Russell 1000 Growth Index	6.83%	35.01%	5.33%	2.24%

*For the Institutional Shares and the A Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to  February 1, 2010, the commencement of operations of the Institutional Shares and A Shares.

4

LOU HOLLAND
GROWTH FUND

Schedule of Investments
June 30, 2011

Shares	Security Description	Value
Common Stock - 96.7%
Consumer Discretionary - 11.5%
11,600	Advance Auto Parts, Inc.	$678,484
7,200	Amazon.com, Inc. (a)	1,472,328
9,350	Costco Wholesale Corp.	759,594
16,750	NIKE, Inc., Class B	1,507,165
13,050	The Walt Disney Co.	509,472
34,050	Yum! Brands, Inc.	1,880,922
		6,807,965
Consumer Staples - 6.3%
11,300	H.J. Heinz Co.	602,064
9,200	Hansen Natural Corp. (a)	744,740
12,800	Mead Johnson Nutrition Co.	864,640
14,250	PepsiCo, Inc.	1,003,628
7,700	The Procter & Gamble Co.	489,489
		3,704,561
Energy - 18.8%
26,759	Exxon Mobil Corp.	2,177,647
34,750	Halliburton Co.	1,772,250
13,950	Noble Corp.	549,770
18,600	Occidental Petroleum Corp.	1,935,144
19,300	QEP Resources, Inc.	807,319
45,750	Range Resources Corp.	2,539,125
30,400	Southwestern Energy Co. (a)	1,303,552
		11,084,807
Financial Services - 9.2%
19,490	Berkshire Hathaway, Inc., Class B (a)	1,508,331
3,700	BlackRock, Inc.	709,697
7,450	Greenhill & Co., Inc.	400,959
8,750	IHS, Inc., Class A (a)	729,925
42,000	TD Ameritrade Holding Corp.	819,420
15,300	Visa, Inc., Class A	1,289,178
		5,457,510
Health Care - 8.4%
44,400	Covidien PLC	2,363,412
18,150	Hospira, Inc. (a)	1,028,379
16,300	Laboratory Corp. of America Holdings (a)	1,577,677
		4,969,468
Materials & Processing - 2.2%
11,800	Praxair, Inc.	1,279,002

Producer Durables - 11.8%
9,250	Automatic Data Processing, Inc.	487,290
11,850	Expeditors International of Washington, Inc.	606,602
22,200	Honeywell International, Inc.	1,322,898
7,250	MSC Industrial Direct Co.	480,748
10,100	Roper Industries, Inc.	841,330
9,450	United Parcel Service, Inc., Class B	689,188
9,350	United Technologies Corp.	827,568
18,100	Waters Corp. (a)	1,732,894
		6,988,518
Technology - 28.5%
42,750	Adobe Systems, Inc. (a)	1,344,488
24,900	American Tower Corp., Class A (a)	1,302,270
7,650	Apple, Inc. (a)	2,567,875
104,350	Cisco Systems, Inc.	1,628,903
33,050	Citrix Systems, Inc. (a)	2,644,000
2,650	Google, Inc., Class A (a)	1,341,907
26,450	Intel Corp.	586,132
9,500	International Business Machines Corp.	1,629,725
15,950	MICROS Systems, Inc. (a)	792,875
29,050	Microsoft Corp.	755,300
39,700	QUALCOMM, Inc.	2,254,563
		16,848,038
Total Common Stock (Cost $39,984,806)	57,139,869
Total Investments - 96.7% (Cost $39,984,806)*	$57,139,869
Other Assets & Liabilities, Net – 3.3%	1,944,993
Net Assets – 100.0%	$59,084,862

See Notes to Financial Statements
5

LOU HOLLAND
GROWTH FUND

Schedule of Investments
June 30, 2011

PLC	Public Limited Company
(a)	Non-income producing security.

*Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$18,844,793
Gross Unrealized Depreciation	(1,689,730)
Net Unrealized Appreciation	$17,155,063

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$57,139,869
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total Investments	$57,139,869

The Level 1 inputs displayed in the Investments in Securities column of this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	11.9%
Consumer Staples	6.5%
Energy	19.4%
Financial Services	9.6%
Health Care	8.7%
Materials & Processing	2.2%
Producer Durables	12.2%
Technology	29.5%
100.0%

See Notes to Financial Statements
6

LOU HOLLAND
GROWTH FUND

Statement of Assets and Liabilities
June 30, 2011

ASSETS
Total investments, at value (Cost $39,984,806)	$57,139,869
Cash	2,170,387
Receivables:
Dividends and interest	26,870
Prepaid expenses	12,930
Total Assets	59,350,056
LIABILITIES
Payables:
Fund shares redeemed	184,730
Accrued Liabilities:
Investment adviser fees	33,441
Trustees’ fees and expenses	58
Fund service fees	10,483
Compliance services fees	1,167
Other expenses	35,315
Total Liabilities	265,194
NET ASSETS	$59,084,862
COMPONENTS OF NET ASSETS
Paid-in capital	$41,516,658
Distributions in excess of net investment income	(78,469)
Accumulated net realized gain	491,610
Net unrealized appreciation	17,155,063
NET ASSETS	$59,084,862
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	2,696,926
Institutional Shares	57,197
A Shares	618
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $57,842,166)	$21.45
Institutional Shares (based on net assets of $1,229,445)	$21.49
A Shares (based on net assets of $13,251)	$21.44
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$22.75

See Notes to Financial Statements
7

LOU HOLLAND
GROWTH FUND

Statement of Operations
For the Six Months Ended June 30, 2011

INVESTMENT INCOME
Dividend income	$305,513
Interest income	1,226
Total Investment Income	306,739

EXPENSES
Investment adviser fees	243,095
Fund service fees	90,501
Transfer Agent fees:
Investor Shares	5,647
Institutional Shares	402
A Shares	135
Distribution fees:
Investor Shares	70,005
A Shares	16
Custodian fees	3,012
Registration fees:
Investor Shares	9,441
Institutional Shares	185
A Shares	2
Professional fees	16,706
Trustees' fees and expenses	927
Compliance services fees	12,363
Miscellaneous expenses	15,918
Total Expenses	468,355
Fees waived and expenses reimbursed	(83,147)
Net Expenses	385,208

NET INVESTMENT LOSS	(78,469)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	696,138
Net change in unrealized appreciation (depreciation) on investments	3,454,516
NET REALIZED AND UNREALIZED GAIN	4,150,654
INCREASE IN NET ASSETS FROM OPERATIONS	$4,072,185

See Notes to Financial Statements
8

LOU HOLLAND
GROWTH FUND

Statements of Changes

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
OPERATIONS
Net investment loss	$(78,469)	$(109,629)
Net realized gain	696,138	1,268,179
Net change in unrealized appreciation (depreciation)	3,454,516	5,678,823
Increase in Net Assets Resulting from Operations	4,072,185	6,837,373
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Investor Shares	-	(1,269,349)
Institutional Shares	-	(32,086)
A Shares	-	(290)
Total Distributions to Shareholders	-	(1,301,725)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,172,525	4,822,845
Institutional Shares	18,508	1,294,688
A Shares	-	10,500
Reinvestment of distributions:
Investor Shares	-	1,268,874
Institutional Shares	-	32,086
A Shares	-	290
Redemption of shares:
Investor Shares	(3,444,222)	(7,699,480)
Institutional Shares	-	(340,732)
Decrease in Net Assets from Capital Share Transactions	(253,189)	(610,929)
Increase in Net Assets	3,818,996	4,924,719
NET ASSETS
Beginning of Period	55,265,866	50,341,147
End of Period (Including line (a))	$59,084,862	$55,265,866
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	150,499	261,853
Institutional Shares	893	72,145
A Shares	-	603
Reinvestment of distributions:
Investor Shares	-	64,344
Institutional Shares	-	1,625
A Shares	-	15
Redemption of shares:
Investor Shares	(164,530)	(422,104)
Institutional Shares	-	(17,466)
Decrease in Shares	(13,138)	(38,985)
(a) Distributions in excess of net investment income.	$(78,469)	$-

See Notes to Financial Statements
9

LOU HOLLAND
GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2011		2010	2009	2008	2007	2006
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$19.97		$17.94	$12.90	$19.81	$18.65	$17.99
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.03)		(0.04)	(0.02)	(0.04)	(0.04)	0.02
Net realized and unrealized
gain (loss)	1.51		2.55	5.06	(6.86)	1.79	0.92
Total from Investment Operations	1.48		2.51	5.04	(6.90)	1.75	0.94
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		—	—	—	(0.01)	(0.01)
Net realized gain	—		(0.48)	—	(0.01)	(0.58)	(0.27)
Total Distributions to Shareholders	—		(0.48)	—	(0.01)	(0.59)	(0.28)
NET ASSET VALUE, End of Period	$21.45		$19.97	$17.94	$12.90	$19.81	$18.65
TOTAL RETURN	7.46	%(b)	14.03%	39.07%	(34.83)%	9.40%	5.23%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$57,842	$54,128		$50,341	$33,766	$55,703	$58,993
Ratios to Average Net Assets:
Net investment income (loss)	(0.28	)%(c)	(0.22)%	(0.11)%	(0.25)%	(0.19)%	0.10%
Net expense	1.35	%(c)	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expense (d)	1.64	%(c)	1.77%	1.69%	1.71%	1.41%	1.47%
PORTFOLIO TURNOVER RATE	6	%(b)	18%	11%	35%	26%	32%

(a)				Calculated based on average shares outstanding during the period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements
10

LOU HOLLAND
GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2011		March 1, 2010 (a) Through December 31, 2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$20.00		$17.88
INVESTMENT OPERATIONS
Net investment loss (b)	(0.01)		(0.01)
Net realized and unrealized gain (loss)	1.50		2.61
Total from Investment Operations	1.49		2.60
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.48)
NET ASSET VALUE, End of Period	$21.49		$20.00
TOTAL RETURN	7.50	%(c)	14.58	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,229		$1,126
Ratios to Average Net Assets:
Net investment loss	(0.13	)%(d)	(0.06	)%(d)
Net expense	1.20	%(d)	1.20	%(d)
Gross expense (e)	1.52	%(d)	1.91	%(d)
PORTFOLIO TURNOVER RATE	6	%(c)	18	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during the period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements
11

LOU HOLLAND
GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2011		February 1, 2010 (a) through December 31, 2010
A SHARES
NET ASSET VALUE, Beginning of Period	$19.96		$17.40
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.04)
Net realized and unrealized gain (loss)	1.51		3.08
Total from Investment Operations	1.48		3.04
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.48)
NET ASSET VALUE, End of Period	$21.44		$19.96
TOTAL RETURN (c)	7.41	%(d)	17.51	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$13		$12
Ratios to Average Net Assets:
Net investment loss	(0.33	)%(e)	(0.22	)%(e)
Net expense	1.40	%(e)	1.40	%(e)
Gross expense (f)	12.49	%(e)	42.81	%(e)
PORTFOLIO TURNOVER RATE	6	%(d)	18	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during the period.
(c)		Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements
12

LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
June 30, 2011

Note 1. Organization

The Lou Holland Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, Institutional Shares and A Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares commenced operations on April 26, 1996, Institutional Shares commenced operations on March 1, 2010, and A Shares commenced operations on February 1, 2010. The Fund’s investment objective is to seek long term growth of capital, with the receipt of dividend income as a secondary consideration.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
June 30, 2011

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

14

LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
June 30, 2011

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Holland Capital Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee monthly from the Fund at the following annualized rates of 0.85% of the Fund’s average daily net assets up to $500 million, 0.75% of the Fund’s average daily net assets up to the next $500 million and 0.65% of the Fund’s average daily net assets in excess of $1 billion.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Shares and A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares and A Shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the six months ended June 30, 2011, there were no front-end or CDSC sales charges assessed on the sale of A Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through May 1, 2013, to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor Shares.  The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through May 1, 2012, to the extent necessary to maintain the total operating expenses at 1.20% and 1.40% of the Institutional Shares and A Shares, respectively.  Other fund service providers have voluntarily agreed to waive a portion of their fees.  These contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.  For the six months ended June 30, 2011, fees waived and reimbursed were as follows:

15

LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
June 30, 2011

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$40,412	$2,678	$40,057	$83,147

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2011, were $3,665,023 and $5,114,857, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized Appreciation	$13,496,019

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

16

LOU HOLLAND
GROWTH FUND

Additional Information
June 30, 2011

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 295-9779, on the Fund's website at www.hollandcap.com/lhgf.html and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 295-9779 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011, through June 30, 2011.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

17

LOU HOLLAND
GROWTH FUND

Additional Information
June 30, 2011

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2011	June 30, 2011	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,074.65	$6.94	1.35%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.10	$6.76	1.35%
Institutional Shares
Actual	$1,000.00	$1,075.04	$6.17	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.84	$6.01	1.20%
A Shares
Actual	$1,000.00	$1,074.14	$7.20	1.40%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.85	$7.00	1.40%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

18

Polaris Global Value Fund

SEMI-ANNUAL REPORT

June 30, 2011

(Unaudited)

Polaris

Capital Management, LLC

http://www.polarisfunds.com

(888) 263-5594

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	21

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

Dear Fellow Shareholder,

The Polaris Global Value Fund (the “Fund”) outperformed the benchmark Morgan Stanley Capital International World Index (the “MSCI World Index”) for the six-month period ended June 30, 2011. The Fund returned 5.79% versus the MSCI World Index, which posted 5.29%.

The Fund capitalized on market volatility to lay the foundation for future returns. Our market expectations were realized in the first half of 2011; the benchmark saw three each of down and up months while the Fund only experienced two down months. Strategically, the Fund took profits on market strength and bought bargain-priced companies on market declines. Additionally, the portfolio's risk mitigation strategy was further accomplished by adding holdings in defensive sectors (telecom, utilities, healthcare and consumer staples).

The Fund’s value strategy normally benefits from merger activity; however, the credit crisis in 2008-09 shut down transactions. We see deal activity returning in 2011, as evidenced by three portfolio companies that are subject to bids: Demag Cranes AG, Tognum AG and Metorex, Ltd.

The following table summarizes total returns through June 30, 2011. Note that the Fund’s annualized performance for the 1-, 3-, 10-, 15- and 20-year time periods and since inception to date has exceeded benchmark returns.

	2011			Annualized As of June 30, 2011
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	5.79%	-0.07%	5.86%	33.42%	3.58%	0.53%	8.37%	8.93%	10.60%	9.37%
MSCI World Index	5.29%	0.47%	4.80%	30.51%	0.47%	2.28%	3.99%	5.36%	6.97%	5.91%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns greater than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39%. Quarter end expense ratio is 1.34%; this ratio is based on amounts incurred during the most recent quarter, divided by the average assets for the period multiplied by 365 and divided by the number of days in the quarter. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. See page 4 for additional disclosure.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

SIX-MONTH PERFORMANCE ANALYSIS:

The materials sector was the top contributor to portfolio returns for the period, as companies benefited from improving industrial production. After selling its healthcare division in 2010, Solvay SA deployed available cash to acquisitions,

1

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

recently announcing a friendly cash offer for French specialty chemical maker Rhodia. If approved by anti-trust authorities in the European Union and U.S., this acquisition may result in a combined business with 40% exposure to emerging markets, while reducing cyclicality and capitalizing on synergies.

BASF SE recovered from its mid-March share price correction on expectations that it would be a net beneficiary of higher oil and gas prices. Emerging economy demand for chemicals also fueled the company's strength. Metorex, Ltd., a South African producer of copper and cobalt, posted strong gains as the object of a bidding war between Brazil’s Vale, the world’s largest iron ore producer, and China’s biggest nickel producer, Jinchuan Group. Fragrance and flavorings maker Symrise AG advanced on expectations that the company would be able to raise product prices at a faster pace than raw material cost increases.

In the healthcare sector, insurers UnitedHealth Group, Inc. and Wellpoint, Inc. posted double digit returns. UnitedHealth Group, Inc. announced a dividend raise and 110 million share buyback plan after it posted far better-than-expected first-quarter results and raised its full-year earnings forecast. Similarly, Wellpoint, Inc. declared a second quarter dividend to shareholders. Demonstrating further strength, Wellpoint, Inc. agreed to purchase privately held Medicare specialist CareMore Health Group for $800 million. These announcements offer new evidence that the industry is able to sustain profits in the wake of last year's healthcare overhaul.

Posting returns in excess of 60%, Questcor Pharmaceuticals, Inc. led strong healthcare sector returns. The growth can be attributed mainly to increased Acthar prescriptions for multiple sclerosis and infantile spasms, as well as early adoption for nephrotic syndrome.

Industrials were a strong contributor, led by German engine maker Tognum AG, which was a potential takeover target subject to a joint bid from Rolls-Royce Group PLC and Daimler AG. Demag Cranes AG returned more than 35% for the six-month period on news that Terex Corp. would be acquiring the German crane manufacturer at a 25% premium to Demag Cranes AG's stock price at the end of April.

The consumer discretionary sector was buoyed by double-digit returns from all four homebuilders, which are capitalizing on stability in the U.K. housing market, continued low interest rates, improvement in the labor market and the move from production of apartment-style complexes to townhouses and single-family developments. Further solidifying this trend: In a late June 2011 statement, Taylor Wimpey PLC expressed optimism about the housing market, citing gradual improvement in the availability of mortgage financing.  The company reported strong margins and expected to beat forecasts as the market stabilizes. Christian Dior SA’s LVMH brand posted strong year over year organic growth, as demand in the U.S., European Union and emerging markets continued to bolster luxury goods sales.

Holdings in the information technology and financial sectors were detractors to better performance. Wincor Nixdorf AG, an automated teller machine manufacturer, faced difficult year-on-year comparisons and execution delays for a new product platform. Strong emerging market sales were not yet large enough to offset slower North American and European sales.

Returns for Southwest Bancorp, Inc. eroded substantially in the June quarter after reporting a $9.1 million loan loss provision in the March 2011 quarter. Despite headwinds to earnings, the bank was still profitable in the quarter, and remains well positioned due to its loan portfolio in the healthcare industry and to its focus in the seemingly recession-

2

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

resistant region of Oklahoma, Kansas and Texas. Ameris Bancorp was another detractor to performance, even though it reported a second consecutive quarter (March 2011 quarter) of profitability, a 14% decline in non-accrual loans from the prior quarter and a substantial decrease in net charge-offs reduced its performance. Other U.S. regional banks also underperformed, as progress on resolution of existing problem loans was offset by inflows of additional troubled assets.

State Bank of India declined due to the one-off impact of new regulations requiring counter-cyclical provisioning and a higher provisioning ratio for non-performing loans. U.K.-based Lloyds Banking Group PLC declined, faltering on concerns related to the European sovereign debt crisis and the expectations that European banks will require higher capital standards.

ASSET ALLOCATION:

The six-month period presented a return to normal volatility, as global markets were up and down. The Fund sold five stocks during the period (two in energy, two in industrials and one in consumer discretionary) as company valuations reached respective target sell prices. We put that generated cash to work during periods of market weakness, initiating positions in a Japanese consumer staples stock, German telecom company, Israeli generic drug maker, U.S. information technology company, Hong Kong water utility and a French oil and gas exploration and production company.

The following table shows the Fund’s asset allocation at June 30, 2011.

  Polaris Global Value Fund Asset Allocation
	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	36.85%	1.40%	2.48%	3.19%	4.47%	1.62%	2.91%	5.57%	10.11%	2.60%	2.49%	0.00%
Japan	9.83%	0.00%	1.06%	1.31%	2.14%	0.00%	4.02%	0.00%	0.00%	0.00%	1.29%	0.00%
Other Asia	7.22%	1.20%	0.46%	1.57%	0.00%	0.00%	0.00%	0.00%	0.97%	2.00%	1.01%	0.00%
Europe	32.00%	1.40%	0.00%	7.67%	5.55%	7.52%	1.39%	1.97%	3.69%	1.38%	1.42%	0.00%
Scandinavia	9.51%	0.00%	0.00%	0.00%	3.80%	1.59%	0.00%	0.00%	4.12%	0.00%	0.00%	0.00%
Africa & Middle East	3.94%	1.42%	0.00%	1.24%	0.00%	0.00%	0.00%	1.28%	0.00%	0.00%	0.00%	0.00%
Cash	0.66%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.66%
Industry Totals	100.00%	5.42%	4.00%	14.99%	15.96%	10.73%	8.31%	8.82%	18.90%	5.99%	6.22%	0.66%

    Table may not cross foot due to rounding.
INVESTMENT ENVIRONMENT AND STRATEGY:

Outlook remains consistent: we expect the global macro-economic recovery to be slow, steady and mixed. While we are seeing some signs of economic expansion and better earnings reports from many companies, concerns remain.

European debt, high commodity prices, the U.S. budget deficit and weak housing prices may contribute to short-term market fluctuations. Further exacerbating this trend: emerging markets face concerns over possible inflation and a slowdown in Chinese and Indian domestic markets.

3

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

As a result of volatility, the research pipeline has identified a significant number of companies trading at excellent valuations. We continue to buy opportunistically, purchasing stocks in down markets and selling positions at a profit during advances.

The risk mitigation strategy of purchasing stocks in defensive sectors was deployed in late 2010, and continues to remain relevant in today's volatile markets.

We are pleased with the strong outperformance for the six-month period, and hope to achieve similar results in the future.

As always, we welcome questions, comments and referrals.

Sincerely,

Bernard R. Horn, Jr.
Portfolio Manager

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involves risk and is not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998, is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

4

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2011

As of June 30, 2011, the Fund’s largest equity holdings and the percentages they represent in the Fund’s total net assets are presented in the following table. Please note management generally constructs an equally weighted portfolio that we believe provides better overall diversification.

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Tognum AG	2.24%	Webster Financial Corp.	1.56%
Mac-Gray Corp.	1.72%	Wellpoint, Inc.	1.55%
Praxair, Inc.	1.69%	Smurfit Kappa Group PLC	1.53%
Christian Dior SA	1.63%	Persimmon PLC	1.52%
Carter's Inc.	1.62%	Methanex Corp.	1.50%
Bellway PLC	1.62%	DnB NOR ASA	1.48%
Trevi Finanziaria SpA	1.61%	The J.M. Smucker Co.	1.48%
Duni AB, Class A	1.58%	Quest Diagnostics, Inc.	1.45%
BHP Billiton, Ltd., ADR	1.57%	H.J. Heinz Co.	1.42%
Kone Oyj, Class B	1.57%	Samsung Electronics Co., Ltd.	1.42%

The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The MSCI World Index is unmanaged and includes the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index.

The views in this letter were those of the Fund manager as of June 30, 2011, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2010	20.64%	11.76%	1999	16.50%	24.93%
2009	35.46%	29.99%	1998	-8.85%	24.34%
2008	-46.19%	-40.71%	1997	34.55%	15.76%
2007	-3.97%	9.04%	1996	23.34%	13.48%
2006	24.57%	20.07%	1995	31.82%	20.72%
2005	10.52%	9.49%	1994	-2.78%	5.08%
2004	23.63%	14.72%	1993	25.70%	22.50%
2003	47.06%	33.11%	1992	9.78%	-5.23%
2002	3.82%	-19.89%	1991	17.18%	18.28%
2001	2.21%	-16.82%	1990	-11.74%	-17.02%
2000	-5.82%	-13.18%

5

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, Morgan Stanley Capital International World Index ("MSCI World Index"), over the past ten fiscal years. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI World Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.39%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Annual Total Return as of 06/30/11	One Year	Five Year	Ten Year
Polaris Global Value Fund	33.42%	0.53%	8.37%
MSCI World Index	30.51%	2.28%	3.99%

Investment Value on 06/30/11
Polaris Global Value Fund	$22,347
MSCI World Index	$14,786

6

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

Shares	Security Description	Value
Common Stock - 99.3%
Australia - 1.6%
30,900	BHP Billiton, Ltd., ADR	$2,924,067

Belgium - 1.7%
20,044	KBC Groep NV	787,710
15,936	Solvay SA, Class A	2,462,327
		3,250,037
Canada - 1.5%
88,837	Methanex Corp.	2,789,138

Finland - 3.7%
46,488	Kone Oyj, Class B	2,921,073
38,520	Konecranes Oyj	1,565,191
95,793	YIT Oyj	2,394,880
		6,881,144
France - 4.4%
19,265	Christian Dior SA	3,031,179
106,100	Etablissements Maurel et Prom	2,601,018
22,254	Imerys SA	1,568,240
62,939	Transgene SA (a)	1,081,561
		8,281,998
Germany - 11.7%
26,900	BASF SE	2,635,840
36,300	Demag Cranes AG	2,364,082
168,900	Deutsche Telekom AG	2,648,921
48,400	Hannover Rueckversicherung AG	2,524,284
15,900	Muenchener Rueckversicherungs AG, Class R	2,431,401
77,500	Symrise AG	2,470,257
111,400	Tognum AG	4,177,597
35,550	Wincor Nixdorf AG	2,569,135
		21,821,517
Hong Kong - 0.5%
1,608,000	Guangdong Investment, Ltd.	859,617

India - 1.5%
16,500	Infosys, Ltd., ADR	1,076,295
16,400	State Bank of India, GDR	1,764,388
		2,840,683
Ireland - 4.2%
103,017	CRH PLC	2,290,897
1,835,987	Greencore Group PLC	2,582,582
239,393	Smurfit Kappa Group PLC (a)	2,853,620
		7,727,099
Israel - 1.3%
49,300	Teva Pharmaceutical Industries, Ltd., ADR	2,377,246

Italy - 1.6%
206,850	Trevi Finanziaria SpA	3,002,634

Japan - 9.9%
121,400	Asahi Group Holdings, Ltd.	2,435,389
347,320	Iino Kaiun Kaisha, Ltd.	1,704,135
337	KDDI Corp.	2,415,366
59,616	MEIJI Holdings Co., Ltd.	2,506,679
602,000	Nichirei Corp.	2,564,884
618,000	Nippon Yusen KK	2,287,609
1,189,000	Showa Denko KK	2,451,699
99,600	The Kansai Electric Power Co., Inc.	1,979,504
		18,345,265
Norway - 1.6%
160,227	Camillo Eitzen & Co. ASA (a)	193,039
198,296	DnB NOR ASA	2,763,938
		2,956,977
South Africa - 2.7%
1,978,605	Metorex, Ltd. (a)	2,311,659
50,270	Sasol, Ltd.	2,646,502
		4,958,161
South Korea - 2.4%
3,427	Samsung Electronics Co., Ltd.	2,651,339
12,468	SK Telecom Co., Ltd.	1,885,994
		4,537,333
Sweden - 4.2%
305,200	Duni AB, Class A	2,943,338
107,502	Investor AB, Class B	2,464,395
78,200	Svenska Handelsbanken AB, Class A	2,412,069
		7,819,802
Switzerland - 1.4%
42,300	Novartis AG	2,591,079

Thailand - 1.2%
921,550	Thai Oil PCL	2,234,515

See Notes to Financial Statements.	7

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

Shares	Security Description	Value
United Kingdom - 6.9%
1,409,202	Barratt Developments PLC (a)	$2,582,861
225,570	BBA Aviation PLC	787,413
262,648	Bellway PLC	3,013,991
1,436,273	Lloyds Banking Group PLC (a)	1,129,522
365,147	Persimmon PLC	2,826,485
4,178,040	Taylor Wimpey PLC (a)	2,533,357
		12,873,629
United States - 35.3%
61,600	Allete, Inc.	2,528,064
262,650	Ameris Bancorp (a)	2,329,705
58,509	AMETEK, Inc.	2,627,054
152,404	Astoria Financial Corp.	1,949,247
234,153	Brooks Automation, Inc. (a)	2,542,902
2,190	Capitol Federal Financial, Inc.	25,754
98,100	Carter's, Inc. (a)	3,017,556
169,774	Colony Bankcorp, Inc. (a)	487,251
308,214	Frontier Communications Corp.	2,487,287
33,317	General Dynamics Corp.	2,482,783
49,800	H.J. Heinz Co.	2,653,344
63,238	Hewlett-Packard Co.	2,301,863
90,924	Independent Bank Corp.	2,386,755
112,063	International Bancshares Corp.	1,874,814
207,270	Mac-Gray Corp.	3,202,321
49,582	Marathon Oil Corp.	2,611,980
36,344	NextEra Energy, Inc.	2,088,326
52,400	Peoples Bancorp, Inc.	590,548
29,049	Praxair, Inc.	3,148,621
45,600	Quest Diagnostics, Inc.	2,694,960
90,257	Questcor Pharmaceuticals, Inc. (a)	2,175,194
177,097	Southwest Bancorp, Inc. (a)	1,733,780
40,000	The Chubb Corp.	2,504,400
36,000	The J.M. Smucker Co.	2,751,840
50,684	UnitedHealth Group, Inc.	2,614,281
129,700	Univest Corp. of Pennsylvania	2,027,211
57,551	Verizon Communications, Inc.	2,142,624
138,138	Webster Financial Corp.	2,903,661
36,600	WellPoint, Inc.	2,882,982
		65,767,108

Total Common Stock (Cost $192,160,203)	184,839,049

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$31,265	Middlesex Federal Savings Bank	2.00%	11/26/11	$31,265
31,523	Stoneham Savings Bank	1.50	11/24/11	31,523

Total Certificates of Deposit (Cost $62,788)	62,788
Total Short-Term Investments (Cost $62,788)	62,788
Total Investments - 99.3% (Cost $192,222,991)*	$184,901,837
Other Assets & Liabilities, Net – 0.7%	1,319,589
Net Assets – 100.0%	$186,221,426

ADR	American Depository Receipt
GDR	Global Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation on investments consists of:

Gross Unrealized Appreciation	$35,030,657
Gross Unrealized Depreciation	(42,351,811)
Net Unrealized Depreciation	$(7,321,154)

See Notes to Financial Statements.	8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of June 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$2,924,067	$-	$-	$2,924,067
Belgium	3,250,037	-	-	3,250,037
Canada	2,789,138	-	-	2,789,138
Finland	6,881,144	-	-	6,881,144
France	8,281,998	-	-	8,281,998
Germany	21,821,517	-	-	21,821,517
Hong Kong	859,617	-	-	859,617
India	2,840,683	-	-	2,840,683
Ireland	7,727,099	-	-	7,727,099
Israel	2,377,246	-	-	2,377,246
Italy	3,002,634	-	-	3,002,634
Japan	18,345,265	-	-	18,345,265
Norway	2,956,977	-	-	2,956,977
South Africa	4,958,161	-	-	4,958,161
South Korea	4,537,333	-	-	4,537,333
Sweden	7,819,802	-	-	7,819,802
Switzerland	2,591,079	-	-	2,591,079
Thailand	-	2,234,515	-	2,234,515
United Kingdom	12,873,629	-	-	12,873,629
United States	65,767,108	-	-	65,767,108
Certificates of Deposit	-	62,788	-	62,788
Total Investments At Value	182,604,534	2,297,303	-	184,901,837
Total Assets	$182,604,534	$2,297,303	$-	$184,901,837

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(2,427)	-	(2,427)
Total Liabilities	$-	$(2,427)	$-	$(2,427)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2011

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	10.8%
Consumer Staples	8.4%
Energy	5.4%
Financials	19.0%
Health Care	8.9%
Industrials	16.1%
Information Technology	6.0%
Materials	15.1%
Telecommunication Services	6.3%
Utilities	4.0%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2011

ASSETS
Total investments, at value (Cost $192,222,991)	$184,901,837
Foreign currency (Cost $57,884)	57,956
Receivables:
Fund shares sold	1,061
Investment securities sold	1,173,223
Dividends and interest	513,445
Prepaid expenses	19,382
Total Assets	186,666,904

LIABILITIES
Unrealized loss on forward currency contracts	2,427
Payables:
Fund shares redeemed	5,436
Foreign capital gains tax payable	157,719
Due to custodian	58,952
Accrued Liabilities:
Investment adviser fees	150,683
Trustees’ fees and expenses	382
Fund service fees	45,092
Compliance services fees	1,941
Other expenses	22,846
Total Liabilities	445,478

NET ASSETS	$186,221,426

COMPONENTS OF NET ASSETS
Paid-in capital	$298,276,468
Undistributed net investment income	3,233,970
Accumulated net realized loss	(107,829,058)
Net unrealized depreciation	(7,459,954)
NET ASSETS	$186,221,426
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	12,571,090
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.81
*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $301,740)	$2,911,425
Interest income	1,879
Total Investment Income	2,913,304

EXPENSES
Investment adviser fees	937,656
Fund service fees	236,696
Custodian fees	17,577
Registration fees	9,650
Professional fees	24,863
Trustees' fees and expenses	3,289
Compliance services fees	12,399
Miscellaneous expenses	21,673
Total Expenses	1,263,803

NET INVESTMENT INCOME	1,649,501

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,035,631
Foreign capital gains taxes	(20,203)
Foreign currency transactions	(24,943)
Net realized gain	9,990,485
Net change in unrealized appreciation (depreciation) on:
Investments	(800,932)
Deferred foreign capital gains taxes	(157,719)
Foreign currency translations	12,577
Net change in unrealized appreciation (depreciation)	(946,074)
NET REALIZED AND UNREALIZED GAIN	9,044,411
INCREASE IN NET ASSETS FROM OPERATIONS	$10,693,912

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
OPERATIONS
Net investment income	$1,649,501	$1,628,354
Net realized gain (loss)	9,990,485	(9,492,066)
Net change in unrealized appreciation (depreciation)	(946,074)	42,256,658
Increase in Net Assets Resulting from Operations	10,693,912	34,392,946

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(39)	(2,012,912)
Total Distributions to Shareholders	(39)	(2,012,912)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,858,775	11,634,190
Reinvestment of distributions	-	1,931,922
Redemption of shares	(14,806,876)	(48,899,792)
Redemption fees	2,452	29,239
Decrease in Net Assets from Capital Share Transactions	(12,945,649)	(35,304,441)
Decrease in Net Assets	(2,251,776)	(2,924,407)

NET ASSETS
Beginning of Period	188,473,202	191,397,609
End of Period (Including line (a))	$186,221,426	$188,473,202

SHARE TRANSACTIONS
Sale of shares	127,365	929,098
Reinvestment of distributions	-	137,994
Redemption of shares	(1,018,835)	(3,916,671)
Decrease in Shares	(891,470)	(2,849,579)

(a) Undistributed net investment income.	$3,233,970	$1,584,508

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30,		For the Years Ended December 31,
	2011		2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning
of Period	$14.00		$11.73	$8.66	$17.51	$19.98	$16.20
INVESTMENT OPERATIONS
Net investment income (a)	0.13		0.11	0.09	0.25	0.20	0.17
Net realized and unrealized
gain (loss)	0.68		2.31	2.98	(8.41)	(0.94)	3.80
Total from Investment Operations	0.81		2.42	3.07	(8.16)	(0.74)	3.97
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(b)	(0.15)	— (b)	(0.31)	(0.26)	(0.16)
Net realized gain	—		—	—	(0.38)	(1.49)	(0.04)
Total Distributions to Shareholders	—		(0.15)	—	(0.69)	(1.75)	(0.20)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	0.02	0.01
NET ASSET VALUE, End
of Period	$14.81		$14.00	$11.73	$8.66	$17.51	$19.98
TOTAL RETURN	5.79	%(c)	20.64%	35.46%	(46.19)%	(3.97)%	24.57%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$186,221	$188,473		$191,398	$176,263	$602,703	$608,053
Ratios to Average Net Assets:
Net investment income	1.76	%(d)	0.89%	0.91%	1.74%	0.99%	0.93%
Net expense	1.35	%(d)	1.38%	1.45%	1.43%	1.19%	1.23%
Gross expense (e)	1.35	%(d)	1.39%	1.46%	1.43%	1.19%	1.23%
PORTFOLIO TURNOVER RATE	9	%(c)	10%	22%	16%	46%	5%

(a)				Calculated based on average shares outstanding during the period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the six months ended June 30, 2011, the Fund entered into an

16

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

aggregated total notional value of $31,939,928 of forward currency contracts. Additionally, the Fund entered into a total value of $14,321,029 of spot currency contracts for the six months ended June 30, 2011.

The values of each individual forward currency contract outstanding in the Fund as of June 30, 2011, are disclosed in the table below.

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
(63,961,061)	Japanese Yen	07/05/11	$792,087	$(2,427)

Derivatives Transactions - The Fund’s use of derivatives during the six months ended June 30, 2011, was limited to forward currency contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Fund.

Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives

Forward Currency Contracts
	Unrealized gain on forward currency contracts	$-	Unrealized loss on forward currency contracts	$(2,427)

Realized and unrealized gains and losses on derivatives contracts entered into during the six months ended June 30, 2011, by the Fund are recorded in the following locations in the Statement of Operations:

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Forward Currency Contracts	Realized Gain (Loss) – Foreign currency transactions	$(93,100)	$(2,427)

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

17

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

As of June 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the six months ended June 30, 2011, the Fund did not make any payments under the Shareholder Service Plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

18

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2011, were $17,253,135 and $29,938,627, respectively.

Note 5. Federal Income Tax and Investment Transactions

As of December 31, 2010, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$2,381,071
Unrealized Depreciation	(9,099,351)
Capital and Other Losses	(116,030,635)
Total	$(122,748,915)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

For tax purposes, the prior year post-October loss was $2,893 (realized during the period November 1, 2010 through December 31, 2010). This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, January 1, 2011.

As of December 31, 2010, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$41,240,428	$59,164,411	$15,622,903

Note 6. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU

19

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2011

No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

20

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2011

Investment Advisory Agreement Approval

At the March 25, 2011 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and Polaris. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. In this regard, the Board considered, among other things, the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement.

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement were appropriate in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were not a material factor in approving the Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the

21

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2011

Fund’s performance. The Board considered the Fund’s performance over the 1-year, 3-year and since inception periods ended December 31, 2010, noting that the Fund had outperformed its benchmark over the three periods. Given, among other things, the Fund’s performance during those periods, the Board concluded that the Fund’s performance was reasonable relative to its benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate of the Fund was higher than the relevant median of the Fund’s Lipper Inc. peer group but that its total expense ratio was the lowest. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov.

22

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2011

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011, through June 30, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2011	June 30, 2011	Period*	Ratio*
Actual	$1,000.00	$1,057.86	$6.89	1.35%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.10	$6.76	1.35%

*
Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

23

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ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 19, 2011

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 19, 2011